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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                  FORM 8-K/A



                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 19, 1999
                                (MAY 17, 1999)


                        COMPREHENSIVE CARE CORPORATION
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              (Exact Name of Registrant as Specified in Charter)



         DELAWARE                      1-9927                   95-2594724
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)



   4200 WEST CYPRESS STREET, STE 300
            TAMPA, FLORIDA                                        33607
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(Address of Principal Executive Offices)                        (Zip Code)



       Registrant's telephone number, including area code: (813) 876-5036


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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Effective May 17, 1999, the Company has engaged Richard A. Eisner & Company, LLP ("RAE") as independent accountants to audit its financial statements for the fiscal year ending May 31, 1999. The engagement of RAE is in lieu of Ernst & Young, LLP ("E&Y"), who was dismissed by the Company on May 17, 1999. E&Y has audited the Company's financial statements for each of the two most recent fiscal years, and with respect to which had included in its reports a "going concern" uncertainty and, for the fiscal year ended May 31, 1998, included an explanatory paragraph regarding the Company's change in the method used for estimating its claims liability.

        The Company has not, during its two preceding fiscal years and any subsequent interim periods, had any dispute or disagreement with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which if not resolved to the satisfaction of E&Y would have caused E&Y to make reference to the matter in their report.

        The engagement of RAE in lieu of E&Y was prompted by economic considerations and was concurred to by the Board of Directors of the Company.

        Attached to this report is the letter of E&Y required by Item 304(a)(3). The effective date of the engagement of RAE is May 17, 1999.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                              COMPREHENSIVE CARE CORPORATION


                                              By: /s/ CHRISS W. STREET
                                                  ------------------------------
                                                  Chriss W. Street
                                                  Chairman, President, and
                                                  Chief Executive Officer


Date: May 27, 1999
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May 19, 1999



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K dated May 19, 1999, of Comprehensive Care Corporation and are in agreement with the statements contained in the first two paragraphs on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


/s/ Ernst & Young LLP